UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 29, 2004


                                   RENTECH, INC.
            (Exact name of registrant as specified in its charter)

Colorado                             0-19260            84-0957421
(State or other jurisdiction) (Commission File Number)  (IRS Employer
                                                        Identification
                                                        No.)

1331 17th Street, Suite 720, Denver, Colorado        80202
(Address of principal executive offices)             Zip Code)

                               (303) 298-8008
           (Registrant's telephone number, including area code)

                              Not Applicable
     (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 29, 2004, Rentech announced that it has signed a Memorandum of Understanding (MOU) for the study of a gas-to-liquids (GTL) project as part of a methane complex proposed for development in Papua New Guinea. The proposed project would include construction of a GTL plant that would produce 15,000 barrels per day of GTL products. Other planned products for the integrated methane complex are fertilizer, Liquid Natural Gas (LNG), and possibly Compressed Natural Gas (CNG).

     Papua New Guinea or its licensees own the natural gas that would be supplied to the proposed methane complex. The other companies which signed the MOU are Niugini Gas & Chemicals PTE LTD, with offices in Singapore, and I&G Venture Capital Co. LTD of Seoul, South Korea. Niugini is the principal manager of the project. I&G Venture Capital is the lead party for obtaining financing for the study and project phases.

     Under the guidelines of the MOU, the participants will study, at the request of the Minister of Petroleum and Energy of Papua New Guinea, the feasibility of the entire project, including the integrated methane complex, pipeline, products, markets in Asia, and financing.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit 99     Press release by Rentech dated June 29, 2004.


ITEM 9.  REGULATION FD DISCLOSURE.

     On June 29, 2004, Rentech issued a press release announcing its entry into a Memorandum of Understanding for study of development of a gas-to-liquids plant as part of an integrated methane complex in Papua New Guinea. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

     The information furnished under "Item 9. Regulation FD Disclosure," including the exhibits related thereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Rentech, except as may be expressly set forth by specific reference in such document.

     Statements made in this report and its exhibits and the information incorporated by reference into this report that are not historical factual statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This section is included for purposes of complying with those safe harbor provisions. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of Rentech and its officers and can be identified by the use of terminology such as "may," "will," "expect," "believe," "intend," "plan," "estimate," "anticipate," "should" and other comparable terms or the negative of them. In addition, we, through our senior management, from time to time make forward-looking oral and written public statements concerning our expected future operations and other developments. You are cautioned that, while forward-looking statements reflect our good faith belief and best judgment based upon current information, they are not guarantees of future performance and are subject to known and unknown risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from expectations. Factors that could affect Rentech's results include the availability of financing for the project, the decision of others as to proceeding with the project, the timing of various phases of the project, and the entry into definitive agreements with others related to the project. Any forward-looking statements, whether made in this report or elsewhere, should be considered in context with the risk factors discussed or incorporated by reference in this report and the various disclosures made by us about our businesses in our various public reports.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RENTECH, INC.

                         By:  /s/ Dennis L. Yakobson
                             -------------------------------------
                             Dennis L. Yakobson
                             President and Chief Executive Officer

Date:  June 30, 2004